Exhibit 99.5

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

PRESS RELEASE, February 9, 2016 (CET)

CareDx Announces Revised Terms in its Recommended Offer to All Shareholders in Allenex

CareDx, Inc. (NASDAQ: CDNA) (“CareDx”) announces that the common stock component of the Mixed Consideration Alternative in its recommended public offer to the shareholders of Allenex AB (publ) (“Allenex”) has been revised in accordance with amendments to the Deferred Consideration Alternative that Midroc Invest AB, FastPartner AB and Xenella Holding AB, controlling approximately 78 percent of the shares in Allenex (the “Majority Shareholders”), are offered, and have accepted, to tender their shares in Allenex in the Offer for. The All Cash Alternative remains unchanged. CareDx also announces changes to the financing of the Offer and adjusts the timetable of the Offer.

On December 16, 2015, CareDx announced an offer to the shareholders in Allenex in respect of all of the shareholders’ shares in Allenex (the “Offer”). The shareholders in Allenex, other than the Majority Shareholders, were offered two consideration alternatives, an all cash Offer consideration (the “All Cash Alternative”) and a consideration consisting of a mixture of cash and CareDx common shares (the “Mixed Consideration Alternative”). The Majority Shareholders were offered a consideration alternative, consisting of a mixture of initial cash, contingent deferred cash and CareDx common shares, which, if paid in full, was identical to the consideration offered in the Mixed Consideration Alternative (the “Deferred Consideration Alternative”).

After agreement among CareDx and the Majority Shareholders, the Deferred Consideration Alternative is now revised. While the total cash payment remains unchanged at SEK 1.731 per Allenex share, the common stock component is enhanced from 0.01298 to 0.01458 CareDx common shares per Allenex share as a result of agreed-upon adjustments of the terms of payment for the contingent deferred cash payments.

The Mixed Consideration Alternative that is available to all shareholders of Allenex, other than the Majority Shareholders, is revised accordingly, which increases the common stock component. Assuming that the contingencies for the deferred cash payments are met, the implied Offer value per Allenex share under the Mixed Consideration and Deferred Consideration Alternatives remains identical.

The All Cash Alternative that is available to all shareholders of Allenex, other than the Majority Shareholders, remains unchanged.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

The All Cash Alternative:

The All Cash Alternative remains unchanged and offers each shareholder in Allenex, other than the Majority Shareholders, SEK 2.50 per Allenex share, implying a total Offer value of SEK 300.7 million.1

The Mixed Consideration Alternative:

As a consequence of the revised terms of the Deferred Consideration Alternative (see below), the Mixed Consideration Alternative offered to each shareholder in Allenex, other than the Majority Shareholders, has been amended as follows:

•	the cash component remains unchanged at SEK 1.731 per Allenex share; and

•	the common stock component is enhanced from 0.01298 CareDx common shares per Allenex share to 0.01458 CareDx common shares per Allenex share.

As of December 15, 2015, the revised Mixed Consideration Alternative values each Allenex share at approximately SEK 2.51 (compared to approximately SEK 2.42 as per previous terms), implying a total Offer value of approximately SEK 301.4 million (compared to approximately SEK 291.2 million as per previous terms).2

As of February 8, 2016, the revised Mixed Consideration Alternative values each Allenex share at approximately SEK 2.28 (compared to approximately SEK 2.22 as per previous terms), implying a total Offer value of approximately SEK 273.9 million (compared to approximately SEK 266.7 million as per previous terms).3

The Deferred Consideration Alternative:

The Majority Shareholders are offered, and have accepted, to tender their shares in Allenex in the Offer, for the following revised consideration:

•	the initial cash payment remains unchanged at SEK 1.191 per Allenex share;

[1]	Based on 120,288,448 outstanding Allenex shares.
[2]	The implied offer values of approximately SEK 2.51 and SEK 2.42 per Allenex share are based on i) a SEK/USD exchange rate of 8.4990 as of December 15, 2015, ii) the closing price for CareDx common shares of USD 6.25 as of December 15, 2015 (the last trading day prior to announcement of the Offer), and iii) 120,288,448 outstanding Allenex shares.
[3]	The implied Offer values of approximately SEK 2.28 and SEK 2.22 per Allenex share are based on i) a SEK/USD exchange rate of 8.4547 as of February 8, 2016, ii) the closing price for CareDx common shares of USD 4.43 as of February 8, 2016 (the last trading day prior to announcement of this revised offer), and iii) 120,288,448 outstanding Allenex shares.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

•	the contingent deferred cash payments of up to SEK 0.540 per Allenex share remain unchanged, but the terms for payment of the contingent deferred cash payments are changed;[4] and

•	the common stock component has been enhanced from 0.01298 CareDx common shares per Allenex share to 0.01458 CareDx common shares per Allenex share.

As of December 15, 2015, the revised Deferred Consideration Alternative values each Allenex share at approximately SEK 2.51 (compared to SEK 2.42 as per the original offer), implying a total Offer value of SEK 301.4 million (compared to SEK 291.2 million as per the original offer).5

As of February 8, 2016, the revised Deferred Consideration Alternative values each Allenex share at approximately SEK 2.28 (compared to approximately SEK 2.22 as per the original offer), implying a total Offer value of approximately SEK 273.9 million (compared to approximately SEK 266.7 million as per the original offer).6

If Allenex pays dividends, or makes any other distributions to its shareholders, with a record date occurring prior to the settlement of the Offer, the Offer consideration will be reduced accordingly.

Only whole CareDx common shares will be delivered to Allenex shareholders who accept the Offer. Fractions of shares will be combined and sold on the NASDAQ Global Market on behalf of the Allenex shareholders concerned, and the average net proceeds will thereafter be distributed among such shareholders in relation to the size of each shareholder’s fraction of a CareDx common share.

No commission will be charged in respect of the settlement of the Allenex shares tendered to CareDx under the Offer.7

[4]	The Swedish Securities Council (sw. Aktiemarknadsnämnden) has in its ruling 2015:42 granted CareDx exemption from the rule set out in the provision II. 10 in the Takeover Rules, according to which the same compensation per share shall be offered to all shareholders of the same kind. Furthermore, the Swedish Securities Council also stated that it is not contrary to good stock market practice to exclude information in the offer documentation about the conditions of the contingent deferred cash payments as these are regarded as sensitive from a commercial perspective.
[5]	See footnote 2.
[6]	See footnote 3.
[7]	Should at some future date a dividend be paid on CareDx’ common stock, the CareDx shares issued as consideration under the Offer would carry equal rights with respect to such dividend as the CareDx shares already issued and entitled to dividends, provided that the record date for such dividend occurs after the settlement of the Offer.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

Financing of the Offer

The Offer is not subject to any financing conditions. CareDx will fund the All Cash Alternative, the cash portion of the Mixed Offer Consideration Alternative and the non-deferred cash portion of the Deferred Consideration Alternative by utilizing a combination of available cash and borrowed funds. CareDx has received a binding loan commitment from Oberland Capital SA Davos LLC (“Oberland Capital”) pursuant to which Oberland Capital has agreed to lend USD 18 million, of which up to USD 16 million will be used to repay certain outstanding debt that will be required to be refinanced in connection with the consummation of the Offer and the remaining amounts, together with existing cash reserves, will be used to fund the cash payable in the Offer. Drawdowns under the loan commitment are subject to the terms and conditions of the Offer and of the agreements with the Majority Shareholders being satisfied or waived (which waiver or amendment requires Oberland Capital’s consent) and to certain other customary conditions, such as CareDx not being insolvent. Besides these conditions, the loan commitment is not subject to any conditions that CareDx does not control. These other conditions include, in all material respects, that CareDx repays the debt that is required to be refinanced in connection with the consummation of the Offer, that CareDx grants to Oberland Capital a perfected security interest in substantially all of its assets, that CareDx’ and its subsidiaries’ aggregated indebtedness does not exceed certain agreed amounts, that CareDx has not breached or violated certain limited representations in respect of itself, and that CareDx has complied with its obligations under the loan commitment (including having paid all applicable fees, costs and expenses).

Dilution8

The maximum number of shares to be issued in relation to the Offer, based on the Deferred Consideration Alternative (accepted by the Majority Shareholders) and assuming that all shareholders in Allenex, other than the Majority Shareholders, accept the Mixed Offer Consideration Alternative, corresponds to 1,753,806 new CareDx common shares. The new shares represent 14.7 percent of the CareDx common shares currently outstanding and 12.8 percent of the total number of CareDx common shares following consummation of the Offer.

The maximum number of shares to be issued in relation to the Offer, based on the Deferred Consideration Alternative (accepted by the Majority Shareholders) and assuming that all shareholders in Allenex, other than the Majority Shareholders, accept the All Cash Alternative, corresponds to 1,366,728 new CareDx common shares. The new shares represent 11.4 percent of the CareDx common shares currently outstanding and 10.3 percent of the total number of CareDx common shares following consummation of the Offer.

[8]	Based on 11,938,543 outstanding CareDx common shares.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

Offer value and premium

The All Cash Alternative values each Allenex share at SEK 2.50 and corresponds to a total offer value of approximately SEK 300.7 million.9

The All Cash Alternative represents a premium of:

•	approximately 24 percent compared to the closing share price of SEK 2.02 for the Allenex share on Nasdaq Stockholm on December 15, 2015, the last trading day prior to announcement of the Offer; and

•	approximately 16 percent compared to the three month volume-weighted average share price of SEK 2.16 for the Allenex share on Nasdaq Stockholm, up to and including December 15, 2015, the last trading day prior to announcement of the Offer.

The Mixed Consideration Alternative, which also equals the Deferred Consideration Alternative, currently values each Allenex share at SEK 2.28 and corresponds to a total Offer value of SEK 273.9 million.10

The Mixed Consideration Alternative (and the Deferred Consideration Alternative) represents a premium of:

•	approximately 13 percent compared to the closing share price of SEK 2.02 for the Allenex share on Nasdaq Stockholm on December 15, 2015, the last trading day prior to announcement of the Offer; and

•	approximately 5 percent compared to the three month volume-weighted average share price of SEK 2.16 for the Allenex share on Nasdaq Stockholm, up to and including December 15, 2015, the last trading day prior to announcement of the Offer.

Undertakings to accept the Offer

On December 15, 2015, CareDx signed an agreement with each of the Majority Shareholders Midroc Invest AB, FastPartner AB and Xenella Holding AB, controlling approximately 78 percent of the shares in Allenex, pursuant to which the Majority Shareholders agreed to sell their shares in connection with the Offer provided that the Offer is declared unconditional no later than on April 8, 2016.

[9]	Based on 120,288,448 outstanding Allenex shares.
[10]	The implied Offer value of approximately SEK 2.28 per Allenex share is based on i) a SEK/USD exchange rate of 8.4547 as of February 8, 2016, ii) the closing price for CareDx common shares of USD 4.43 as of February 8, 2016 (the last trading day prior to announcement of this revised offer), and iii) 120,288,448 outstanding Allenex shares.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

The aforementioned agreements were signed by the Majority Shareholders on December 16, 2015. The agreements have been amended resulting in this announcement revising the Mixed Consideration Alternative and the Deferred Consideration Alternative.

Revised indicative timetable

•	February 29, 2016: Estimated date for publication of the Offer document

•	February 29, 2016 – March 18, 2016: Estimated acceptance period

•	29 March, 2016: Estimated date of settlement

CareDx reserves the right to extend the acceptance period as well as to postpone the date of settlement. CareDx will announce any extension of the acceptance period and/or postponement of the date of settlement by a press release in accordance with applicable laws and regulations.

Further information about the Offer

Except for the revisions to the Offer considerations described above, all conditions for the Offer remain unchanged. According to the Offer, CareDx reserves the right to waive, in whole or in part, one or more of the conditions for the Offer. For further details of the Offer, including the conditions for completion of the Offer, please refer to CareDx’ press release dated December 16, 2015 and to the offer document that will be published before the start of the acceptance period of the Offer. The aforementioned press release and further information about the Offer are available at: www.caredx.com.

Brisbane, California, USA February 9, 2016 (CET)

CareDx, Inc.

The Board of Directors

CareDx discloses the information provided herein pursuant to the Takeover Rules. The information was submitted for publication on February 9, 2016, 07:30 a.m. CET.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

Information about the Offer

Information about the Offer is made available at: www.caredx.com.

For further information, please contact:

Media (US):

CareDx – Molly Martell

+1 415 287 2397

mmartell@caredx.com

Investors (Europe):

ABG Sundal Collier – Sebastian Alexanderson

+46 856 628 679

sebastian.alexanderson@abgsc.se

Investors (US):

Westwicke – Leigh Salvo

+1 415 513 1281

leigh.salvo@westwicke.com

Important information

This is a translation of the original Swedish language press release. In the event of discrepancies, the original Swedish wording shall prevail.

The Offer, pursuant to the terms and conditions presented in this press release, is not being made to persons whose participation in the Offer requires that an additional offer document be prepared or registration effected or that any other measures be taken in addition to those required under Swedish and regulations. This press release and any related Offer documentation are not being distributed and must not be mailed or otherwise distributed or sent in or into any country in which the distribution or offering would require any such additional measures to be taken or would be in conflict with any law or regulation in such country, any such action will not be permitted or sanctioned by CareDx. Any purported acceptance of the Offer resulting directly or indirectly from a violation of these restrictions may be disregarded.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the U.S. Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

The Offer is not being and will not be made, directly or indirectly, in or into, or by use of mail or any other means or instrumentality of interstate or foreign commerce of, or any facilities of a national securities exchange of, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa. This includes, but is not limited to facsimile transmission, electronic mail, telex, telephone, the internet and other forms of electronic transmission. The Offer cannot be accepted and shares may not be tendered in the Offer by any such use, means, instrumentality or facility of, or from within Australia, Hong Kong, Japan, Canada, New Zealand or South Africa or by persons located or resident in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa. Accordingly, this press release and any related Offer documentation are not being and should not be mailed or otherwise transmitted, distributed, forwarded or sent in or into Australia, Hong Kong, Japan, Canada, New Zealand or South Africa or to any Australian, Hong Kong, Japanese, Canadian, New Zealand or South African persons or any persons located or resident in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa.

Any purported tender of shares in an Offer resulting directly or indirectly from a violation of these restrictions will be invalid and any purported tender of shares made by a person located in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa or any agent fiduciary or other intermediary acting on a non-discretionary basis for a principal giving instructions from within Australia, Hong Kong, Japan, Canada, New Zealand or South Africa will be invalid and will not be accepted. Each holder of shares participating in the Offer will represent that it is not an Australian, Hong Kong, Japanese, Canadian, New Zealand or South African person, is not located in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa and is not participating in such Offer from Australia, Hong Kong, Japan, Canada, New Zealand or South Africa or that it is acting on a non-discretionary basis for a principal that is not an Australian, Hong Kong, Japanese, Canadian, New Zealand or South African person, that is located outside Australia, Hong Kong, Japan, Canada, New Zealand or South Africa and that is not giving an order to participate in such offer from Australia, Hong Kong, Japan, Canada, New Zealand or South Africa. CareDx will not deliver any consideration from the Offer into Australia, Hong Kong, Japan, Canada, New Zealand or South Africa.

This press release is not being, and must not be, sent to shareholders with registered addresses in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa. Banks, brokers, dealers and other nominees holding shares for persons in Australia, Hong Kong, Japan, Canada, New Zealand or South Africa must not forward this press release or any other document received in connection with the Offer to such persons.

The acceptance period for the Offer for shares of Allenex described in this communication has not commenced.

In connection with the proposed combination of CareDx and Allenex, an offer document related to the Offer will be filed with and published by the SFSA. Shareholders of Allenex should read the above referenced documents and materials carefully when such documents and materials become available, as well as other documents filed with the SFSA, because they will contain important information about the transaction.

The Offer is not being made, and this press release may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, Australia, Hong Kong, Japan, Canada, New Zealand or South Africa, or any other jurisdiction in which the making of the Offer, the distribution of this press release or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law.

The issuance of shares in connection with the Offer have not been registered under the U.S. Securities Act of 1933, as amended, or the securities laws of any state of the United States, and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Rule 802 thereunder. The Company will furnish to the Securities and Exchange Commission a Form CB in respect of the offer and sale of such shares. The Offer will otherwise be made in accordance with the applicable regulatory requirements in Sweden.

Forward-looking information

Statements in this press release relating to future events, status and circumstances, including statements regarding future financial or operating performance, development, commercial activities, growth and other projections as well as benefits of the Offer, are forward-looking statements. These statements may generally, but not always, be identified by the use of words such as “anticipates,” “expects,” “believes,” continue,” “intends,” “target,” “projects,” “contemplates,” “plans,” “seeks,” “estimates,” “could,” “should,” “feels,” “will,” “would,” “may,” “can,” “potential” or similar expressions or variations, or the negative of these terms. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. There can be no assurance that actual results will not differ materially from those expressed or implied by these forward-looking statements due to a variety of factors, many of which are outside the control of CareDx. These risks and uncertainties include the risk that the closing conditions are not satisfied, and that the transaction may not close; that Allenex’ and CareDx’ businesses will not be integrated successfully; that synergies will not be realized or realized to the extent anticipated; that the combined company will not realize its financing or operating strategies; that products launched by the combined company are not successfully commercialized or commercialization efforts are slower than anticipated; that the benefits of complementary product portfolios are not be realized; that litigation in respect of either company or the transaction could arise; that disruption caused by the combined company make it difficult to maintain certain strategic relationships; and that interest in current product offerings is not sustained and the combined company is unable to maintain current revenue levels. These risks and uncertainties also include those risks and uncertainties stated in CareDx’ filings with the U.S. Securities and Exchange Commission located at www.sec.gov and that will be discussed in the offer document to be filed with the SFSA at a future date by CareDx. CareDx cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. Any forward-looking statements contained in this press release speak only as of the date on which they were made and CareDx has no obligation (and undertakes no such obligation) to update or revise any of them, whether as a result of new information, future events or otherwise, except for in accordance with applicable laws and regulations.